Exhibit 21

List of Subsidiaries of Equity Residential and ERP Operating Limited Partnership

	Entity	Formation State
1	1145 Acquisition, L.L.C.	Delaware
2	303 Third SPE LLC	Delaware
3	303 Third Street Developer LLC	Delaware
4	303 Third Street Venture I LLC	Delaware
5	303 Third Venture I SPE LLC	Delaware
6	340 Fremont Owners Association	California
7	402 West 38th Street Corp.	New York
8	777 Sixth Avenue Owner LLC	Delaware
9	88 Hillside Homeowners Association	California
10	Alban Towers LLC	District of Columbia
11	Amberton Apartments, L.L.C.	Virginia
12	ANE Associates, L.L.C.	Delaware
13	API Cameron Park LLC	Delaware
14	API Emeryville Parkside LLC	Delaware
15	API Town Center I (Borrower) GP LLC	Delaware
16	API Town Center I (Borrower) LP	Delaware
17	API Town Center III (Borrower) GP LLC	Delaware
18	API Town Center III (Borrower) LP	Delaware
19	API Town Center South I LLC	Delaware
20	API Town Center South III LLC	Delaware
21	Archstone	Maryland
22	Archstone 101 West End Avenue GP LLC	Delaware
23	Archstone 101 West End Avenue LP	Delaware
24	Archstone 180 Montague GP LLC	Delaware
25	Archstone 180 Montague LP	Delaware
26	Archstone 5 Holdings LP	Delaware
27	Archstone 5 LLC	Delaware
28	Archstone 6 Holdings LP	Delaware
29	Archstone 6 LLC	Delaware
30	Archstone Alban Towers LLC	Delaware
31	Archstone Arlington Courthouse Plaza LLC	Delaware
32	Archstone Avenir GP LLC	Delaware
33	Archstone Avenir LP	Delaware
34	Archstone Camargue LLC	Delaware
35	Archstone Camargue Mezz LLC	Delaware
36	Archstone CCP LLC	Delaware
37	Archstone Charter Oak LLC	Delaware
38	Archstone Chelsea GP LLC	Delaware
39	Archstone Chelsea LP	Delaware
40	Archstone Columbia Crossing LLC	Delaware
41	Archstone Columbia Crossing Mezz LLC	Delaware
42	Archstone Communities LLC	Delaware
43	Archstone Concourse LLC	Delaware
44	Archstone Cronin's Landing LLC	Delaware

	Entity	Formation State
45	Archstone Crystal Place LLC	Delaware
46	Archstone Daggett Place LLC	Delaware
47	Archstone DC 3 Holdings LLC	Delaware
48	Archstone DC 5 Holdings LLC	Delaware
49	Archstone DC 6 Holdings LLC	Delaware
50	Archstone DC 7 Holdings LLC	Delaware
51	Archstone DC Holdings LLC	Delaware
52	Archstone DC Investments 3-I LP	Delaware
53	Archstone DC Investments 3-II LP	Delaware
54	Archstone DC Investments 5-I LP	Delaware
55	Archstone DC Investments 5-II LP	Delaware
56	Archstone DC Investments 6-I LP	Delaware
57	Archstone DC Investments 6-II LP	Delaware
58	Archstone DC Investments 7 LLC	Delaware
59	Archstone DC Master Holdings LLC	Delaware
60	Archstone DC Property Holdings LP	Delaware
61	Archstone Del Mar Heights GP LLC	Delaware
62	Archstone Del Mar Heights LP	Delaware
63	Archstone Delray Beach GP LLC	Delaware
64	Archstone Developer LLC	Delaware
65	Archstone East 39th Street (Nominee) GP LLC	Delaware
66	Archstone East 39th Street (Nominee) LP	Delaware
67	Archstone East 39th Street GP LLC	Delaware
68	Archstone East 39th Street Holdings GP LLC	Delaware
69	Archstone East 39th Street Holdings LP	Delaware
70	Archstone East 39th Street Land LLC	Delaware
71	Archstone East 39th Street LP	Delaware
72	Archstone East 39th Street Principal GP LLC	Delaware
73	Archstone East 39th Street Principal LP	Delaware
74	Archstone Emeryville Residential LLC	Delaware
75	Archstone Enclave Member LLC	Delaware
76	Archstone Gallery at Rosslyn LLC	Delaware
77	Archstone Gallery at Virginia Square I LLC	Delaware
78	Archstone Gallery at Virginia Square II LLC	Delaware
79	Archstone Gallery at Virginia Square III LLC	Delaware
80	Archstone Gateway Place LLC	Delaware
81	Archstone Hoboken Holdings LLC	Delaware
82	Archstone HoldCo CM LLC	Delaware
83	Archstone Inc.	Maryland
84	Archstone Investments 7-I LP	Delaware
85	Archstone Investments 7-II LP	Delaware
86	Archstone Long Beach GP LLC	Delaware
87	Archstone Long Beach LP	Delaware
88	Archstone Master Holdings GP LLC	Delaware
89	Archstone Master Holdings LLC	Delaware
90	Archstone Master Property Holdings GP, LLC	Delaware
91	Archstone Master Property Holdings LLC	Delaware
92	Archstone Multifamily Series I Trust	Delaware
93	Archstone Multifamily Series II LLC	Delaware

	Entity	Formation State
94	Archstone Multifamily Series III LLC	Delaware
95	Archstone Multifamily Series IV LLC	Delaware
96	Archstone Near Northeast LLC	Delaware
97	Archstone Northcreek LLC	Delaware
98	Archstone Oakwood Boston LLC	Delaware
99	Archstone Palmetto Park LLC	Delaware
100	Archstone Palmetto Park Member LLC	Delaware
101	Archstone Parallel Residual JV 2, LLC	Delaware
102	Archstone Parallel Residual JV, LLC	Delaware
103	Archstone Presidio View Member LLC	Delaware
104	Archstone Property Holdings GP LLC	Delaware
105	Archstone Property Holdings LLC	Delaware
106	Archstone Redmond Court LLC	Delaware
107	Archstone Residual JV, LLC	Delaware
108	Archstone Rincon Hill GP LLC	Delaware
109	Archstone Rincon Hill LP	Delaware
110	Archstone San Mateo Holdings LP	Delaware
111	Archstone Sausalito GP LLC	Delaware
112	Archstone Sausalito LP	Delaware
113	Archstone Showplace Square LLC	Delaware
114	Archstone Smith Corporate Holdings LLC	Delaware
115	Archstone South Market GP LLC	Delaware
116	Archstone South Market LP	Delaware
117	Archstone South Market Mezz GP LLC	Delaware
118	Archstone South Market Mezz LP	Delaware
119	Archstone Tenside Member LLC	Delaware
120	Archstone Texas Land Holdings LLC	Delaware
121	Archstone Trademark JV, LLC	Delaware
122	Archstone Westchester at Old Town GP LLC	Delaware
123	Archstone Westchester at Old Town LP	Delaware
124	Archstone-Futura Enclave LLC	Delaware
125	Archstone-Smith Unitholder Services LLC	Delaware
126	Arrington Place Condominium Association	Washington
127	Artery Northampton Limited Partnership	Maryland
128	ASN Bellevue LLC	Delaware
129	ASN CambridgePark LLC	Delaware
130	ASN Dupont Circle LLC	Delaware
131	ASN Fairchase LLC	Delaware
132	ASN Fairchase Mezz LLC	Delaware
133	ASN Foundry LLC	Delaware
134	ASN Hoboken I LLC	Delaware
135	ASN Hoboken II LLC	Delaware
136	ASN Kendall Square LLC	Delaware
137	ASN Key West LLC	Delaware
138	ASN Lake Mendota Investments LLC	Delaware
139	ASN Monument Park LLC	Delaware
140	ASN Murray Hill LLC	Delaware
141	ASN Northgate, LLC	Delaware
142	ASN Park Essex LLC	Delaware

	Entity	Formation State
143	ASN Quarry Hills LLC	Delaware
144	ASN Redmond Park LLC	Delaware
145	ASN San Mateo GP LLC	Delaware
146	ASN San Mateo Holdings GP LLC	Delaware
147	ASN San Mateo LP	Delaware
148	ASN Santa Clara GP LLC	Delaware
149	ASN Santa Clara LP	Delaware
150	ASN Santa Clara Mezz GP LLC	Delaware
151	ASN Santa Clara Mezz LP	Delaware
152	ASN Santa Monica GP LLC	Delaware
153	ASN Santa Monica LP	Delaware
154	ASN Santa Monica Mezz GP LLC	Delaware
155	ASN Santa Monica Mezz LP	Delaware
156	ASN Seattle LLC	Delaware
157	ASN Ventura Four LLC	Delaware
158	ASN Ventura LLC	Delaware
159	ASN Ventura Two LLC	Delaware
160	ASN Warner Center LLC	Delaware
161	ASN Watertown LLC	Delaware
162	ASN Westmont LLC	Delaware
163	ASN Wisconsin Place (Residential) LLC	Delaware
164	ASN Wisconsin Place (Retail) LLC	Delaware
165	Azure Mission Bay Owners Association	California
166	BEL Residential Properties Trust	Maryland
167	BEL-EQR II Limited Partnership	Illinois
168	BEL-EQR II, L.L.C.	Delaware
169	Brookside Place Associates, L.P.	California
170	Brookside Place G.P. Corp.	Delaware
171	Buena Vista Place Associates	Florida
172	Canyon Creek Village Associates, L.P.	California
173	Canyon Creek Village G.P. Corp.	Delaware
174	Capital Mezz LLC	Delaware
175	CAPREIT Garden Lake Limited Partnership	Georgia
176	CAPREIT Highland Grove Limited Partnership	Georgia
177	CAPREIT Mariner's Wharf Limited Partnership	Florida
178	CAPREIT Silver Springs Limited Partnership	Florida
179	CAPREIT Westwood Pines Limited Partnership	Florida
180	CAPREIT Woodcrest Villa Limited Partnership	Michigan
181	Carrollwood Place Limited Partnership	Texas
182	Cedar Crest General Partnership	Illinois
183	Charles River Park "D" Company	Massachusetts
184	Chinatown Gateway, L.L.C.	Delaware
185	Cobblestone Village Community Rentals, L.P.	California
186	Cobblestone Village G.P. Corp.	Delaware
187	Country Club Associates Limited Partnership	Maryland
188	Country Oaks Associates, L.P.	California
189	Country Oaks G.P. Corp.	Delaware
190	Country Ridge General Partnership	Illinois
191	CRICO of Fountain Place Limited Partnership	Minnesota

	Entity	Formation State
192	CRICO of Ocean Walk Limited Partnership	Florida
193	Crowntree Lee Vista, L.L.C.	Delaware
194	CRP Service Company, L.L.C.	Delaware
195	CRSI SPV 103, Inc.	Delaware
196	CRSI SPV 30130, Inc.	Delaware
197	CRSI SPV 30150, Inc.	Delaware
198	CRSI SPV 30197, Inc.	Delaware
199	DB Master Accommodation LLC	Delaware
200	Deerfield Associates, L.P.	California
201	Deerfield G.P. Corp.	Delaware
202	Duxford Insurance Company, LLC	Vermont
203	Duxford LLC	Delaware
204	E-Lodge Associates Limited Partnership	Illinois
205	EC-Alexandria, LLC	Delaware
206	EC-Belle Arts, L.L.C.	Delaware
207	EC-Mission Verde, LLC	Delaware
208	EC-Mission Verde, LP	Delaware
209	EC-Pacific Cove, L.L.C.	Delaware
210	ECH-GFR, Inc.	Ohio
211	Edgewater Community Rentals, L.P.	California
212	Edgewater G.P. Corp.	Delaware
213	EQR - Briarwood Limited Partnership	California
214	EQR - S & T, L.L.C.	Delaware
215	EQR (1999) Homestead LLC	Delaware
216	EQR (1999) Master Limited Liability Company	Delaware
217	EQR (1999) Towers LLC	Delaware
218	EQR (2000) Ballpark Lofts LLC	Delaware
219	EQR (2000) Harbour Pointe LLC	Delaware
220	EQR (2000) Master Liability Company	Delaware
221	EQR Chase Knolls Lender LLC	Delaware
222	EQR Ironwood, L.L.C.	Delaware
223	EQR Marks A, L.L.C.	Delaware
224	EQR Marks B, L.L.C.	Delaware
225	EQR No. One Master Limited Partnership	Delaware
226	EQR No. Two Master Limited Partnership	Delaware
227	EQR/KB California RCI LLC	Delaware
228	EQR/Lincoln Fort Lewis Communities LLC	Delaware
229	EQR/Lincoln Guaranty Credit Limited Partnership	Delaware
230	EQR/Lincoln RCI Southeast LLC	Delaware
231	EQR-12th & Massachusetts, LLC	Delaware
232	EQR-140 Riverside, LLC	Delaware
233	EQR-1500 Mass, LLC	Delaware
234	EQR-160 Riverside, LLC	Delaware
235	EQR-175 Kent Avenue A, LLC	Delaware
236	EQR-175 Kent Avenue B, LLC	Delaware
237	EQR-180 Riverside, LLC	Delaware
238	EQR-228 West 71st, LLC	Delaware
239	EQR-249 Third Street LLC	Delaware
240	EQR-2300 Elliott, LLC	Delaware

	Entity	Formation State
241	EQR-2400 Residential, L.L.C.	Delaware
242	EQR-2850 Kelvin GP LLC	Delaware
243	EQR-2850 Kelvin LP	Delaware
244	EQR-315 on A Apartments LLC	Delaware
245	EQR-320 Pine, LLC	Delaware
246	EQR-400 PAS, LLC	Delaware
247	EQR-401 Massachusetts, LLC	Delaware
248	EQR-41 West 86th, LLC	Delaware
249	EQR-4111 South Via Marina GP LLC	Delaware
250	EQR-4111 South Via Marina LP	Delaware
251	EQR-425 Massachusetts, LLC	Delaware
252	EQR-4th & Hill GP LLC	Delaware
253	EQR-4th & Hill LP	Delaware
254	EQR-50 West 77th, LLC	Delaware
255	EQR-51 University, LLC	Delaware
256	EQR-600 Washington, L.L.C.	Delaware
257	EQR-71 Broadway, LLC	Delaware
258	EQR-740 River Drive, L.L.C.	Delaware
259	EQR-Academy Village SPE, L.L.C.	Delaware
260	EQR-Academy Village, L.L.C.	Delaware
261	EQR-Acapella Pasadena GP, LLC	Delaware
262	EQR-Acapella Pasadena Limited Partnership	Delaware
263	EQR-Acheson Commons Limited Partnership	Delaware
264	EQR-Acheson Commons, LLC	Delaware
265	EQR-Acquisitions GP, LLC	Delaware
266	EQR-Acquisitions, LP	Delaware
267	EQR-Acton Berkeley Limited Partnership	Delaware
268	EQR-Acton Berkeley, LLC	Delaware
269	EQR-Alafaya Exchange, L.L.C.	Delaware
270	EQR-Alafaya, L.L.C.	Delaware
271	EQR-Alexan Terrace, L.L.C.	Delaware
272	EQR-Alexandria Orlando, L.L.C.	Delaware
273	EQR-Alexandria, L.L.C.	Delaware
274	EQR-Alcyone Apartments, LLC	Delaware
275	EQR-Alta Crest, L.L.C.	Delaware
276	EQR-Arboretum, L.L.C.	Delaware
277	EQR-Arches Limited Partnership	Delaware
278	EQR-Arches, LLC	Delaware
279	EQR-Archstone TM Holder, LLC	Delaware
280	EQR-Arden Villas, L.L.C.	Delaware
281	EQR-ArtBHolder, L.L.C.	Delaware
282	EQR-ArtCapLoan, L.L.C.	Delaware
283	EQR-Artech Berkeley Limited Partnership	Delaware
284	EQR-Artech Berkeley LLC	Delaware
285	EQR-Artisan on Second Limited Partnership	Delaware
286	EQR-Artisan on Second, LLC	Delaware
287	EQR-Avanti, L.L.C.	Delaware
288	EQR-Avanti, L.P.	Delaware
289	EQR-Azure Creek, LLC	Delaware

	Entity	Formation State
290	EQR-Back Bay Manor, LLC	Delaware
291	EQR-Barrington, L.L.C.	Delaware
292	EQR-Bay Hill Conversion, LLC	Delaware
293	EQR-Bay Hill, LP	Delaware
294	EQR-Beatrice, LLC	Delaware
295	EQR-Bella Vista California GP, LLC	Delaware
296	EQR-Bella Vista California, LP	Delaware
297	EQR-Bella Vista, LLC	Delaware
298	EQR-Bellagio, L.L.C.	Delaware
299	EQR-Belle Fontaine Limited Partnership	Delaware
300	EQR-Belle Fontaine, LLC	Delaware
301	EQR-Bellevue Meadow GP Limited Partnership	Washington
302	EQR-Bellevue Meadow Limited Partnership	Washington
303	EQR-Bellevue Meadow, LLC	Delaware
304	EQR-Berkeleyan Berkeley Limited Partnership	Delaware
305	EQR-Berkeleyan Berkeley, LLC	Delaware
306	EQR-Bond Partnership	Georgia
307	EQR-Bradley Park, L.L.C.	Delaware
308	EQR-Braintree, L.L.C.	Delaware
309	EQR-Breakwater Marina GP LLC	Delaware
310	EQR-Breakwater Marina LP	Delaware
311	EQR-Breton Hammocks Financing Limited Partnership	Illinois
312	EQR-Breton Hammocks Vistas, Inc.	Illinois
313	EQR-Briarwood GP Limited Partnership	California
314	EQR-Briarwood GP, LLC	Delaware
315	EQR-Broadway Towers, LLC	Delaware
316	EQR-Broadway Towers, LP	Delaware
317	EQR-Brookdale Village, L.L.C.	Delaware
318	EQR-BS Financing Limited Partnership	Illinois
319	EQR-C on Pico GP, LLC	Delaware
320	EQR-C on Pico, LP	Delaware
321	EQR-Camellero Financing Limited Partnership	Illinois
322	EQR-Cape House I, LLC	Delaware
323	EQR-Cape House I, LP	Delaware
324	EQR-Cape House II, LLC	Delaware
325	EQR-Capital, LLC	Delaware
326	EQR-Carmel Terrace Vistas, Inc.	Illinois
327	EQR-Cascade II, LLC	Delaware
328	EQR-Cascade, LLC	Delaware
329	EQR-Cedar Ridge GP, L.L.C.	Delaware
330	EQR-Cedar Ridge Limited Partnership	Illinois
331	EQR-Cedar Springs, LLC	Delaware
332	EQR-Cedar Springs, LP	Delaware
333	EQR-Centennial Court, L.L.C.	Delaware
334	EQR-Centennial Tower, L.L.C.	Delaware
335	EQR-Chardonnay Park, L.L.C.	Delaware
336	EQR-Chase Oaks, LLC	Delaware
337	EQR-Chase Oaks, LP	Delaware
338	EQR-Chase, LLC	Delaware

	Entity	Formation State
339	EQR-Chelsea Square GP Limited Partnership	Washington
340	EQR-Chelsea Square Limited Partnership	Washington
341	EQR-Chelsea, LLC	Delaware
342	EQR-Cherry Hill, L.L.C.	Delaware
343	EQR-Chickasaw Crossing, Inc.	Illinois
344	EQR-Chickasaw Crossing, L.L.C.	Delaware
345	EQR-Chinatown Gateway, L.L.C.	Delaware
346	EQR-Church Corner, L.L.C.	Delaware
347	EQR-City Pointe Limited Partnership	Delaware
348	EQR-City Pointe, LLC	Delaware
349	EQR-Clarendon, LLC	Delaware
350	EQR-Cliffwalk, LLC	Delaware
351	EQR-Coachman Trails, L.L.C.	Delaware
352	EQR-Codelle, L.L.C.	Delaware
353	EQR-Connor, L.L.C.	Delaware
354	EQR-Continental Villas Financing Limited Partnership	Illinois
355	EQR-Country Club Lakes, L.L.C.	Delaware
356	EQR-Cupertino GP LLC	Delaware
357	EQR-Cupertino LP	Delaware
358	EQR-Cypress Lake, L.L.C.	Delaware
359	EQR-Dartmouth Woods General Partnership	Illinois
360	EQR-Deerwood Vistas, Inc.	Illinois
361	EQR-Del Lago Vistas, Inc.	Illinois
362	EQR-Del Mar Ridge GP, LLC	Delaware
363	EQR-Del Mar Ridge, LP	Delaware
364	EQR-District Holding, LLC	Delaware
365	EQR-Doral Financing Limited Partnership	Illinois
366	EQR-Dulles, LLC	Delaware
367	EQR-Dupont Corcoran, LLC	Delaware
368	EQR-East 27th Street Apartments, LLC	Delaware
369	EQR-Element, LLC	Delaware
370	EQR-Eleve GP, LLC	Delaware
371	EQR-Eleve, LP	Delaware
372	EQR-Ellipse, LLC	Delaware
373	EQR-Emerald Park GP LLC	Delaware
374	EQR-Emerald Park LP	Delaware
375	EQR-Emerald Place Financing Limited Partnership	Illinois
376	EQR-Emeryville GP LLC	Delaware
377	EQR-Emeryville LP	Delaware
378	EQR-Encinitas GP LLC	Delaware
379	EQR-Encinitas LP	Delaware
380	EQR-Encore Limited Partnership	Delaware
381	EQR-Encore, LLC	Delaware
382	EQR-Enterprise Holdings, LLC	Delaware
383	EQR-EOI Financing Limited Partnership	Illinois
384	EQR-Essex Place Financing Limited Partnership	Illinois
385	EQR-EWR GP, LLC	Delaware
386	EQR-EWR Holding, LP	Delaware
387	EQR-Exchange, LLC	Delaware

	Entity	Formation State
388	EQR-Eye Street, LLC	Delaware
389	EQR-Fairfax Corner, L.L.C.	Delaware
390	EQR-Fairfield, L.L.C.	Delaware
391	EQR-Fairfield Member LLC	Delaware
392	EQR-Fancap 2000A Limited Partnership	Illinois
393	EQR-Fancap 2000A, L.L.C.	Delaware
394	EQR-Fankey 2004 Limited Partnership	Illinois
395	EQR-Fankey 2004, L.L.C.	Delaware
396	EQR-Fanwell 2007 GP, LLC	Delaware
397	EQR-Fanwell 2007 Limited Partnership	Delaware
398	EQR-Fielders Crossing GP, L.L.C.	Delaware
399	EQR-Fielders Crossing Limited Partnership	Illinois
400	EQR-Fifth Wall LLC	Delaware
401	EQR-Fine Arts Berkeley Limited Partnership	Delaware
402	EQR-Fine Arts Berkeley, LLC	Delaware
403	EQR-Flatiron, LLC	Delaware
404	EQR-Flatlands, L.L.C.	Delaware
405	EQR-Foundry Member, LLC	Delaware
406	EQR-Fremont GP LLC	Delaware
407	EQR-Fremont LP	Delaware
408	EQR-Fresca 2009 GP, LLC	Delaware
409	EQR-Fresca 2009 Limited Partnership	Delaware
410	EQR-Frewac 2008 GP, LLC	Delaware
411	EQR-Frewac 2008 Limited Partnership	Delaware
412	EQR-Gaia Berkeley Limited Partnership	Delaware
413	EQR-Gaia Berkeley, LLC	Delaware
414	EQR-Gallery Apartments Limited Partnership	Illinois
415	EQR-Gallery, L.L.C.	Delaware
416	EQR-Gateway at Malden Center, LLC	Delaware
417	EQR-Georgian Woods, L.L.C.	Delaware
418	EQR-Glendale, LLC	Delaware
419	EQR-GLO Apartments Limited Partnership	Delaware
420	EQR-GLO Apartments, LLC	Delaware
421	EQR-GLO Low Income Limited Partnership	Delaware
422	EQR-Governor's Place Financing Limited Partnership	Illinois
423	EQR-Grandview I GP Limited Partnership	Nevada
424	EQR-Grandview I Limited Partnership	Nevada
425	EQR-Grandview II GP Limited Partnership	Nevada
426	EQR-Grandview II Limited Partnership	Nevada
427	EQR-Hacienda GP LLC	Delaware
428	EQR-Hacienda LP	Delaware
429	EQR-Hampshire Place Conversion, LLC	Delaware
430	EQR-Hampshire Place, LP	Delaware
431	EQR-Harbor Steps Member, L.L.C.	Delaware
432	EQR-Harbor Steps, L.L.C.	Delaware
433	EQR-Heritage Ridge, L.L.C.	Delaware
434	EQR-Heritage Ridge, L.P.	Delaware
435	EQR-Herndon, L.L.C.	Delaware
436	EQR-Heronfield, LLC	Delaware

	Entity	Formation State
437	EQR-HHC 1&2 GP, LLC	Delaware
438	EQR-HHC 1&2, LP	Delaware
439	EQR-Highlands Ranch, L.L.C.	Delaware
440	EQR-Highlands, LLC	Delaware
441	EQR-Hikari Apartments, LP	California
442	EQR-Hikari GP, LLC	Delaware
443	EQR-Hikari Landlord, LP	California
444	EQR-Hikari Low-Income, LP	Delaware
445	EQR-Hillside Limited Partnership	Delaware
446	EQR-Hillside, LLC	Delaware
447	EQR-Holding, LLC	Delaware
448	EQR-Holding, LLC2	Delaware
449	EQR-Hudson Crossing, LLC	Delaware
450	EQR-Hudson Pointe, L.L.C.	Delaware
451	EQR-Huntington Park Vistas, Inc.	Illinois
452	EQR-Hyattsville, LLC	Delaware
453	EQR-Ivory Wood, L.L.C.	Delaware
454	EQR-Joyce on Pentagon Row, LLC	Delaware
455	EQR-Kelvin Court, LLC	Delaware
456	EQR-Kenwood Mews GP LLC	Delaware
457	EQR-Kenwood Mews LP	Delaware
458	EQR-La Terrazza at Colma Station GP, LLC	Delaware
459	EQR-La Terrazza at Colma Station Limited Partnership	Delaware
460	EQR-Lake Underhill, L.L.C.	Delaware
461	EQR-Lakeshore at Preston, LLC	Illinois
462	EQR-Lawrence, L.L.C.	Delaware
463	EQR-Legacy Holdings JV Member, LLC	Delaware
464	EQR-Lexford Lender, L.L.C.	Delaware
465	EQR-Lexington Farm, L.L.C.	Delaware
466	EQR-Liberty Tower, LLC	Delaware
467	EQR-Lincoln Braintree, L.L.C.	Delaware
468	EQR-Lincoln Fairfax, L.L.C.	Delaware
469	EQR-Lincoln Laguna Clara L.P.	Delaware
470	EQR-Lincoln Santa Clara L.L.C.	Delaware
471	EQR-Lincoln Village I Vistas, Inc.	Illinois
472	EQR-Lincoln Village II Vistas, Inc.	Illinois
473	EQR-Lincoln Village III Vistas, Inc.	Illinois
474	EQR-Lindbergh Place, L.L.C.	Delaware
475	EQR-Lindley Limited Partnership	Delaware
476	EQR-Lindley, LLC	Delaware
477	EQR-Lodge (OK) GP Limited Partnership	Illinois
478	EQR-Lombard, L.L.C.	Delaware
479	EQR-Loudoun, L.L.C.	Delaware
480	EQR-LPC Urban Renewal North Pier, L.L.C.	New Jersey
481	EQR-Madison LLC	Delaware
482	EQR-Madison & Henry, L.L.C.	Delaware
483	EQR-Mantena, LLC	Delaware
484	EQR-Marina Bay, L.L.C.	Delaware
485	EQR-Marina Del Rey-I GP LLC	Delaware

	Entity	Formation State
486	EQR-Marina Del Rey-I Limited Partnership	Delaware
487	EQR-Marina Del Rey-II GP LLC	Delaware
488	EQR-Marina Del Rey-II Limited Partnership	Delaware
489	EQR-Market Street Landing, LLC	Delaware
490	EQR-Market Village Conversion, LLC	Delaware
491	EQR-Market Village, LP	Delaware
492	EQR-Marks West, L.L.C.	Delaware
493	EQR-Martins Landing, L.L.C.	Delaware
494	EQR-Melrose, LLC	Delaware
495	EQR-Melrose, LP	Delaware
496	EQR-MET CA Financing Limited Partnership	Illinois
497	EQR-MHL McCaslin Hidden Lakes, LLC	Texas
498	EQR-Mill Creek, L.L.C.	Delaware
499	EQR-Millbrook I, L.L.C.	Delaware
500	EQR-Millikan Avenue GP, LLC	Delaware
501	EQR-Millikan Avenue, LP	Delaware
502	EQR-Mission Bay Block 13 Limited Partnership	Delaware
503	EQR-Mission Bay Block 13, LLC	Delaware
504	EQR-Missions at Sunbow, L.L.C.	Delaware
505	EQR-Missouri, L.L.C.	Delaware
506	EQR-MLP 1, L.L.C.	Delaware
507	EQR-MLP 2, L.L.C.	Delaware
508	EQR-Moda, LLC	Delaware
509	EQR-Montclair Reserve, LLC	Delaware
510	EQR-Montclair, LLC	Delaware
511	EQR-Monte Viejo, L.L.C.	Delaware
512	EQR-Mosaic, L.L.C.	Delaware
513	EQR-Mountain Park Ranch, LLC	Delaware
514	EQR-Mountain Shadows GP Limited Partnership	Nevada
515	EQR-Mountain Shadows Limited Partnership	Nevada
516	EQR-Mountain View GP LLC	Delaware
517	EQR-Mountain View LP	Delaware
518	EQR-MR McCaslin Riverhill, LLC	Texas
519	EQR-New Carlyle, LLC	Delaware
520	EQR-New Carlyle, LP	Delaware
521	EQR-NEW LLC	Delaware
522	EQR-NEW LLC3	Maryland
523	EQR-North Creek, L.L.C.	Delaware
524	EQR-North Ninth LLC	Delaware
525	EQR-North Ninth II LLC	Delaware
526	EQR-North Pier, L.L.C.	Delaware
527	EQR-Northpark Limited Partnership	Delaware
528	EQR-Northpark, LLC	Delaware
529	EQR-Oak Park Limited Partnership	Delaware
530	EQR-Oak, LLC	Delaware
531	EQR-Old Town Lofts LLC	Delaware
532	EQR-Orchard Ridge Vistas, Inc.	Illinois
533	EQR-Oregon, L.L.C.	Delaware
534	EQR-Overlook Manor II, L.L.C.	Delaware

	Entity	Formation State
535	EQR-Pacific Place, LLC	Delaware
536	EQR-Pacific Place, LP	Delaware
537	EQR-Packard LLC	Delaware
538	EQR-Palm Harbor, L.L.C.	Delaware
539	EQR-Paradise Pointe Vistas, Inc.	Illinois
540	EQR-Parallel Residual JV 2 Member, LLC	Delaware
541	EQR-Parc Vue, L.L.C.	Delaware
542	EQR-Park Place I General Partnership	Illinois
543	EQR-Park Place II General Partnership	Illinois
544	EQR-Park West (CA) Vistas, Inc.	Illinois
545	EQR-Parkside Limited Partnership	Texas
546	EQR-Peachtree A, L.L.C.	Delaware
547	EQR-Peachtree, L.L.C.	Delaware
548	EQR-Pearl LLC	Delaware
549	EQR-Pegasus Apartments, LP	Delaware
550	EQR-Perimeter Center, L.L.C.	Delaware
551	EQR-Pershing, LLC	Delaware
552	EQR-Phipps, L.L.C.	Delaware
553	EQR-Piedmont, L.L.C.	Delaware
554	EQR-Plantation Financing Limited Partnership	Illinois
555	EQR-Playa Del Rey GP LLC	Delaware
556	EQR-Playa Del Rey LP	Delaware
557	EQR-Portland Center, L.L.C.	Delaware
558	EQR-Prado GP LLC	Delaware
559	EQR-Prado LP	Delaware
560	EQR-Prime, L.L.C.	Delaware
561	EQR-Prospect Towers Phase II LLC	Delaware
562	EQR-QRS Highline Oaks, Inc.	Illinois
563	EQR-Ranch at Fossil Creek, L.L.C.	Delaware
564	EQR-Ranch at Fossil Creek, L.P.	Texas
565	EQR-Redmond Ridge, L.L.C.	Delaware
566	EQR-Redmond Way, LLC	Delaware
567	EQR-Regency Park, LLC	Delaware
568	EQR-Rehab Master GP, L.L.C.	Delaware
569	EQR-Rehab Master Limited Partnership	Delaware
570	EQR-Renaissance Villas Limited Partnership	Delaware
571	EQR-Renaissance Villas, LLC	Delaware
572	EQR-Reserve Square Limited Partnership	Illinois
573	EQR-Residual JV Member, LLC	Delaware
574	EQR-Retail Marks, L.L.C.	Delaware
575	EQR-Rianna I, LLC	Delaware
576	EQR-Rianna II, LLC	Delaware
577	EQR-RID SP, L.L.C.	Delaware
578	EQR-Riva Terra I GP LLC	Delaware
579	EQR-Riva Terra I LP	Delaware
580	EQR-Riva Terra II GP LLC	Delaware
581	EQR-Riva Terra II LP	Delaware
582	EQR-River Park Limited Partnership	Illinois
583	EQR-Riverpark, LLC	Delaware

	Entity	Formation State
584	EQR-Riverside Corp.	Delaware
585	EQR-Rivertower A, LLC	Delaware
586	EQR-Rivertower B, LLC	Delaware
587	EQR-Rivertower C, LLC	Delaware
588	EQR-Rivertower D, LLC	Delaware
589	EQR-Rivertower E, LLC	Delaware
590	EQR-Rivertower, LLC	Delaware
591	EQR-Riverview Condos, L.L.C.	Delaware
592	EQR-Sage, LLC	Delaware
593	EQR-Sakura Apartments, LP	California
594	EQR-Sakura GP, LLC	Delaware
595	EQR-Sakura Landlord, LP	California
596	EQR-Sakura Low-Income, LP	Delaware
597	EQR-Sawgrass Cove Vistas, Inc.	Illinois
598	EQR-Seattle Member LLC	Delaware
599	EQR-Second and Pine II, LLC	Delaware
600	EQR-Second and Pine, LLC	Delaware
601	EQR-Shadow Creek, L.L.C.	Delaware
602	EQR-Siena Terrace, LP	Delaware
603	EQR-Silver Spring Gateway Residential, LLC	Delaware
604	EQR-Silver Spring Gateway, LLC	Delaware
605	EQR-Silver Spring Residential Associates, LLC	Delaware
606	EQR-Skylark Limited Partnership	Delaware
607	EQR-Skyline Terrace Limited Partnership	Delaware
608	EQR-Skyline Terrace, LLC	Delaware
609	EQR-Skyline Towers Member, LLC	Delaware
610	EQR-Skyline Towers, L.L.C.	Delaware
611	EQR-Skyview GP, LLC	Delaware
612	EQR-Skyview, LP	Delaware
613	EQR-Smoketree, LLC	Delaware
614	EQR-Soma II A LP	Delaware
615	EQR-Soma II GP A LLC	Delaware
616	EQR-Soma II GP LLC	Delaware
617	EQR-Soma II LP	Delaware
618	EQR-Sombra 2008 GP, LLC	Delaware
619	EQR-Sombra 2008 Limited Partnership	Delaware
620	EQR-South City Station GP LLC	Delaware
621	EQR-South City Station LP	Delaware
622	EQR-South Plainfield I, L.P.	Delaware
623	EQR-South Plainfield, L.L.C.	Delaware
624	EQR-Southwood GP Limited Partnership	California
625	EQR-Southwood Limited Partnership	California
626	EQR-Southwood LP I Limited Partnership	California
627	EQR-Southwood LP II Limited Partnership	California
628	EQR-Square One LLC	Delaware
629	EQR-Square One Member LLC	Delaware
630	EQR-Stonelake GP, L.L.C.	Delaware
631	EQR-Stonelake Limited Partnership	Illinois
632	EQR-Stoneleigh A, L.L.C.	Delaware

	Entity	Formation State
633	EQR-Stoneleigh B, L.L.C.	Delaware
634	EQR-Stoney Ridge SPE, L.L.C.	Delaware
635	EQR-Stonybrook, L.L.C.	Delaware
636	EQR-Summer Creek, L.L.C.	Delaware
637	EQR-Sunrise Developer, LLC	Delaware
638	EQR-Sunrise Member, LLC	Delaware
639	EQR-Surrey Downs GP Limited Partnership	Washington
640	EQR-Surrey Downs, LLC	Delaware
641	EQR-SWN Line Financing Limited Partnership	Illinois
642	EQR-SWN Line Vistas, Inc.	Illinois
643	EQR-Talleyrand, L.L.C.	Delaware
644	EQR-Tallman, LLC	Delaware
645	EQR-Tanasbourne Terrace Financing Limited Partnership	Illinois
646	EQR-Teresina Limited Partnership	Delaware
647	EQR-Teresina, LLC	Delaware
648	EQR-Terraces Limited Partnership	Delaware
649	EQR-Terraces, LLC	Delaware
650	EQR-The Ashton Limited Partnership	Delaware
651	EQR-The Carlyle, L.L.C.	Delaware
652	EQR-The Hesby LLC	Delaware
653	EQR-The Hesby LP	Delaware
654	EQR-The Lakes at Vinings, L.L.C.	Delaware
655	EQR-The Oaks, LLC	Delaware
656	EQR-The Oaks GP LLC	Delaware
657	EQR-The Palms, L.L.C.	Delaware
658	EQR-The Retreat, L.L.C.	Delaware
659	EQR-The Ridge, L.L.C.	Delaware
660	EQR-The Savoy LLC	Delaware
661	EQR-The Waterford at Orange Park, Inc.	Illinois
662	EQR-The Waterford at Orange Park, L.L.C.	Delaware
663	EQR-Timberwood GP Limited Partnership	Colorado
664	EQR-Timberwood Limited Partnership	Colorado
665	EQR-Toscana Apartments, LP	Delaware
666	EQR-Touriel Berkeley Limited Partnership	Delaware
667	EQR-Touriel Berkeley, LLC	Delaware
668	EQR-Town Square at Millbrook, LLC	Delaware
669	EQR-Townhomes of Meadowbrook, L.L.C.	Delaware
670	EQR-Townhouse Gardens, LLC	Delaware
671	EQR-Townhouse Gardens, LP	Delaware
672	EQR-Townhouse Plaza, LLC	Delaware
673	EQR-Townhouse Plaza, LP	Delaware
674	EQR-Turnberry Isle, LLC	Delaware
675	EQR-Turnberry, L.L.C.	Delaware
676	EQR-Turnberry, LP	Delaware
677	EQR-Uptown Square, L.L.C.	Delaware
678	EQR-Urban Renewal 77 Hudson Street, L.L.C.	New Jersey
679	EQR-Urban Renewal Jersey City, L.L.C.	New Jersey
680	EQR-Uwajimaya Village, L.L.C.	Delaware
681	EQR-Valencia GP LLC	Delaware

	Entity	Formation State
682	EQR-Valencia Limited Partnership	Delaware
683	EQR-Valley Park South Financing Limited Partnership	Illinois
684	EQR-Vantage GP LLC	Delaware
685	EQR-Vantage LP	Delaware
686	EQR-Vantage Pointe Limited Partnership	Delaware
687	EQR-Vantage Pointe, LLC	Delaware
688	EQR-Veloce, LLC	Delaware
689	EQR-Versailles Limited Partnership	Delaware
690	EQR-Versailles, LLC	Delaware
691	EQR-Victor, L.L.C.	Delaware
692	EQR-Victor, L.P.	Delaware
693	EQR-Villa Serenas Successor Borrower, L.L.C.	Delaware
694	EQR-Villa Solana Vistas, Inc.	Illinois
695	EQR-Village at Lakewood, LLC	Delaware
696	EQR-Villas of Josey Ranch GP, L.L.C.	Delaware
697	EQR-Vintage I, L.P.	Delaware
698	EQR-Vintage II, L.L.C.	Delaware
699	EQR-Virginia, L.L.C.	Delaware
700	EQR-Vista del Lago, LLC	Delaware
701	EQR-Vista del Lago, LP	Delaware
702	EQR-Vista Developer, LP	Delaware
703	EQR-Vista Member, LLC	Delaware
704	EQR-Vistas Courthouse, LLC	Delaware
705	EQR-Walden Park, LLC	Delaware
706	EQR-Warwick, L.L.C.	Delaware
707	EQR-Washington, L.L.C.	Delaware
708	EQR-Waterfall, L.L.C.	Delaware
709	EQR-Waterford Place, L.L.C.	Delaware
710	EQR-Watermarke I, LLC	Delaware
711	EQR-Watermarke II, LLC	Delaware
712	EQR-Waterside, L.L.C.	Delaware
713	EQR-Watson General Partnership	Illinois
714	EQR-Wellfan 2008 GP, LLC	Delaware
715	EQR-Wellfan 2008 Limited Partnership	Delaware
716	EQR-Wellington Hill Financing Limited Partnership	Illinois
717	EQR-Wellington, L.L.C.	Delaware
718	EQR-West Coast Portfolio GP, LLC	Delaware
719	EQR-West Seattle, LLC	Delaware
720	EQR-Westfield Village, L.L.C.	Delaware
721	EQR-Westgate Pasadena II, LP	Delaware
722	EQR-Westport, L.L.C.	Delaware
723	EQR-Westside GP LLC	Delaware
724	EQR-Westside LP	Delaware
725	EQR-Whisper Creek, L.L.C.	Delaware
726	EQR-Willard, LLC	Delaware
727	EQR-Windemere, LLC	Delaware
728	EQR-Windsor at Fair Lakes, L.L.C.	Delaware
729	EQR-Woodland Park A Limited Partnership	Delaware
730	EQR-Woodland Park A, LLC	Delaware

	Entity	Formation State
731	EQR-Woodland Park B Limited Partnership	Delaware
732	EQR-Woodland Park B, LLC	Delaware
733	EQR-Woodland Park C Limited Partnership	Delaware
734	EQR-Woodland Park C, LLC	Delaware
735	EQR-Woodland Park Limited Partnership	Delaware
736	EQR-Woodland Park, LLC	Delaware
737	EQR-Woodleaf Apartments GP, LLC	Delaware
738	EQR-Woodleaf Apartments, LP	Delaware
739	EQR-Woodridge I GP Limited Partnership	Colorado
740	EQR-Woodridge I Limited Partnership	Colorado
741	EQR-Woodridge II GP Limited Partnership	Colorado
742	EQR-Woodridge II Limited Partnership	Colorado
743	EQR-Woodridge III Limited Partnership	Colorado
744	EQR-Woodridge, L.L.C.	Delaware
745	EQR-Worldgate, LLC	Delaware
746	EQR-Wyndridge II, L.L.C.	Delaware
747	EQR-Wyndridge III, L.L.C.	Delaware
748	EQR-Yorktowne Financing Limited Partnership	Illinois
749	EQR-Zurich, L.L.C.	Delaware
750	Equity Corporate Housing, Inc.	Ohio
751	Equity Marina Bay Phase II, L.L.C.	Delaware
752	Equity Residential Foundation	Illinois
753	Equity Residential Management, L.L.C.	Delaware
754	Equity Residential Properties Management Corp.	Delaware
755	Equity Residential Properties Management Corp. II	Delaware
756	Equity Residential Properties Management Corp. Protective Trust II	Delaware
757	Equity Residential REIT Services Inc.	Delaware
758	Equity Residential REIT Services II, Inc.	Delaware
759	Equity Residential Services II, LLC	Illinois
760	Equity Residential Services, L.L.C.	Delaware
761	Equity-Lodge Venture Limited Partnership	Illinois
762	Equity-Tasman Apartments LLC	Delaware
763	ERP Holding Co., Inc.	Delaware
764	ERP Operating Limited Partnership	Illinois
765	ERP-New England Program, L.L.C.	Delaware
766	ERP-QRS Arbors, Inc.	Illinois
767	ERP-QRS BS, Inc.	Illinois
768	ERP-QRS Cedar Ridge, Inc.	Illinois
769	ERP-QRS Country Club I, Inc.	Illinois
770	ERP-QRS Country Club II, Inc.	Illinois
771	ERP-QRS Country Ridge, Inc.	Illinois
772	ERP-QRS CPRT II, Inc.	Illinois
773	ERP-QRS CPRT, Inc.	Illinois
774	ERP-QRS Emerald Place, Inc.	Illinois
775	ERP-QRS Essex Place, Inc.	Illinois
776	ERP-QRS Fairfield, Inc.	Illinois
777	ERP-QRS Flatlands, Inc.	Illinois
778	ERP-QRS Georgian Woods Annex, Inc.	Illinois
779	ERP-QRS Glenlake Club, Inc.	Illinois

	Entity	Formation State
780	ERP-QRS Grove L.P., Inc.	Illinois
781	ERP-QRS Lincoln, Inc.	Delaware
782	ERP-QRS Lodge (OK), Inc.	Illinois
783	ERP-QRS Magnum, Inc.	Illinois
784	ERP-QRS MET CA, Inc.	Illinois
785	ERP-QRS Northampton I, Inc.	Illinois
786	ERP-QRS Sonterra at Foothills Ranch, Inc.	Illinois
787	ERP-QRS SWN Line, Inc.	Illinois
788	ERP-QRS Towne Centre III, Inc.	Illinois
789	ERP-QRS Towne Centre IV, Inc.	Illinois
790	ERP-Southeast Properties, L.L.C.	Georgia
791	ET 400 PAS, LLC	Delaware
792	Evans Withycombe Finance Partnership, L.P.	Delaware
793	Evans Withycombe Management, Inc.	Arizona
794	Evans Withycombe Residential, L.P.	Delaware
795	Feather River Community Rentals, L.P.	California
796	Feather River G.P. Corp.	Delaware
797	Florida Partners G.P.	Illinois
798	Fort Lewis SPE, Inc.	Delaware
799	Fox Ridge Associates, L.P.	California
800	Fox Ridge G.P. Corp.	Delaware
801	Foxwoodburg Associates, L.L.C.	Delaware
802	GC Southeast Partners, L.P.	Delaware
803	Geary Courtyard Associates	California
804	Georgian Woods Annex Associates	Maryland
805	Glenlake Club Limited Partnership	Illinois
806	Governor's Green I Trust	Delaware
807	Governor's Green II Trust	Delaware
808	Governor's Green III Trust	Delaware
809	GPT-929 House, LLC	Delaware
810	GPT-Abington Glen, LLC	Delaware
811	GPT-Abington Land, LLC	Delaware
812	GPT-Acton, LLC	Delaware
813	GPT-Briar Knoll, LLC	Delaware
814	GPT-CC, LLC	Delaware
815	GPT-Cedar Glen, LLC	Delaware
816	GPT-CG, LLC	Delaware
817	GPT-Chestnut Glen, LLC	Delaware
818	GPT-Conway Court, LLC	Delaware
819	GPT-East Haven, LLC	Delaware
820	GPT-East Providence, LLC	Delaware
821	GPT-Enfield, LLC	Delaware
822	GPT-Glen Grove, LLC	Delaware
823	GPT-Glen Meadow, LLC	Delaware
824	GPT-GOF II, LLC	Delaware
825	GPT-Gosnold Grove, LLC	Delaware
826	GPT-GPIII, LLC	Delaware
827	GPT-Heritage Green, LLC	Delaware
828	GPT-HG, LLC	Delaware

	Entity	Formation State
829	GPT-High Meadow, LLC	Delaware
830	GPT-Highland Glen, LLC	Delaware
831	GPT-Jaclen Tower, LLC	Delaware
832	GPT-Longfellow Glen, LLC	Delaware
833	GPT-Nehoiden Glen, LLC	Delaware
834	GPT-Noonan Glen, LLC	Delaware
835	GPT-Norton Glen, LLC	Delaware
836	GPT-Old Mill Glen, LLC	Delaware
837	GPT-Phillips Park, LLC	Delaware
838	GPT-RG Amherst, LLC	Delaware
839	GPT-RG Fall River, LLC	Delaware
840	GPT-RG Milford, LLC	Delaware
841	GPT-RG, LLC	Delaware
842	GPT-Rockingham Glen, LLC	Delaware
843	GPT-SHG, LLC	Delaware
844	GPT-Sturbridge, LLC	Delaware
845	GPT-Summer Hill Glen, LLC	Delaware
846	GPT-Webster Green, LLC	Delaware
847	GPT-West Springfield, LLC	Delaware
848	GPT-Westfield, LLC	Delaware
849	GPT-Westwood Glen, LLC	Delaware
850	GPT-WG, LLC	Delaware
851	GPT-WILG, LLC	Delaware
852	GPT-Wilkens Glen, LLC	Delaware
853	GPT-Winchester Wood, LLC	Delaware
854	GPT-Windsor, LLC	Delaware
855	GR-Cedar Glen, LP	Delaware
856	GR-Conway Court, L.P.	Delaware
857	GR-Farmington Summit, LLC	Delaware
858	GR-Heritage Court, L.L.C.	Delaware
859	GR-Highland Glen, L.P.	Delaware
860	GR-Northeast Apartments Associates, LLC	Delaware
861	GR-Rockingham Glen, L.P.	Delaware
862	GR-Summer Hill Glen, L.P.	Delaware
863	GR-Westwood Glen, L.P.	Delaware
864	GR-Wilkens Glen, L.P.	Delaware
865	Greentree Apartments Limited Partnership	Maryland
866	Greenwich Woods Associates Limited Partnership	Maryland
867	Greenworks Renewable Energy, LLC	Delaware
868	Grove Development LLC	Delaware
869	Grove Operating, L.P.	Delaware
870	Grove Rocky Hill, L.L.C.	Delaware
871	Guilford Company, Inc.	Alabama
872	HEW SUB LLC	New York
873	HEW-RAD Realty Corp.	New York
874	Hidden Lake Associates, L.P.	California
875	Hidden Lake G.P. Corp.	Delaware
876	Hunter's Glen General Partnership	Illinois
877	Kelvin Court Limited Partnership	Delaware

	Entity	Formation State
878	Kingsport Apartments, L.L.C.	Virginia
879	Lake Mendota Investments LLC	Delaware
880	Lakeview Community Rentals, L.P.	California
881	Lakeview G.P. Corp.	Delaware
882	Lakewood Community Rentals G.P. Corp.	Delaware
883	Lakewood Community Rentals, L.P.	California
884	Landon Legacy Partners Limited	Texas
885	Landon Prairie Creek Partners Limited	Texas
886	Lantern Cove Associates, L.P.	California
887	Lantern Cove G.P. Corp.	Delaware
888	Lawrence Downtown Holdings, LLC	Delaware
889	Lawrence Street Borrower, LLC	Delaware
890	Lawrence Street Partners, LLC	Delaware
891	Legacy Holdings JV, LLC	Delaware
892	Lenox Place Limited Partnership	Texas
893	Lexford GP III, LLC	Florida
894	Lexford Guilford GP, LLC	Ohio
895	Lexford Guilford, Inc.	Ohio
896	Lexford Partners, L.L.C.	Ohio
897	Lexford Properties, L.P.	Ohio
898	Lincoln Herndon Residential LLC	Delaware
899	Lincoln Maples Associates LLC	Delaware
900	Linear Park, Inc.	California
901	LMI Cheshire Bridge LLC	Delaware
902	LMI Pembroke Landings LLC	Delaware
903	LMI Preston Park LLC	Delaware
904	LMI Riverbend LLC	Delaware
905	LMI Rosemont LLC	Delaware
906	LMI Windward Park LLC	Delaware
907	Lofts 590 LLC	Delaware
908	Longview Place, LLC	Delaware
909	Merry Land DownREIT I LP	Georgia
910	Mesa del Oso Associates, L.P.	California
911	Mesa del Oso G.P. Corp.	Delaware
912	Mission Verde Condominium Homeowners Association	California
913	ML North Carolina Apartments LP	Georgia
914	ML Tennessee Apartments LP	Georgia
915	Move, Inc.	Delaware
916	Mozaic Loan Acquisition, LP	Delaware
917	Multifamily Portfolio LP Limited Partnership	Delaware
918	Multifamily Portfolio Partners, Inc.	Delaware
919	Ninth Avenue and 38th Street, L.L.C.	Delaware
920	North Pier L.L.C.	Delaware
921	Oaks at Baymeadows Associates	Florida
922	OEC Holdings LLC	Delaware
923	Old Redwoods LLC	Delaware
924	One Henry Adams Owners Association	California
925	PHS SUB LLC	New York
926	PHS-HEW SUB LLC	New York

	Entity	Formation State
927	Pines Whisper, LLC	Florida
928	Port Royale Holdings, LLC	Delaware
929	Potrero 1010 Owners Association	California
930	Prince George's Metro Apartments, LLC	Delaware
931	PSH Realty Corp.	New York
932	Purcel Woodward and Ames, L.L.C.	New York
933	QRS-740 River Drive, Inc.	Illinois
934	QRS-Arboretum, Inc.	Illinois
935	QRS-ArtCapLoan, Inc.	Illinois
936	QRS-Bond, Inc.	Illinois
937	QRS-Chardonnay Park, Inc.	Illinois
938	QRS-Codelle, Inc.	Illinois
939	QRS-Connor, Inc.	Illinois
940	QRS-Cove, Inc.	Illinois
941	QRS-Employer, Inc.	Delaware
942	QRS-Fancap 2000A, Inc.	Illinois
943	QRS-Fernbrook, Inc.	Illinois
944	QRS-Greentree I, Inc.	Illinois
945	QRS-LLC, Inc.	Illinois
946	QRS-Marks A, Inc.	Illinois
947	QRS-Marks B, Inc.	Illinois
948	QRS-North Hill, Inc.	Illinois
949	QRS-RWE, Inc.	Texas
950	QRS-Scarborough, Inc.	Illinois
951	QRS-Siena Terrace, Inc.	Illinois
952	QRS-Summit Center, Inc.	Illinois
953	QRS-Towers at Portside, Inc.	Illinois
954	QRS-Townhomes of Meadowbrook, Inc.	Illinois
955	QRS-Vinings at Ashley Lake, Inc.	Illinois
956	QRS-Warwick, Inc.	Illinois
957	QRS-Waterfall, Inc.	Illinois
958	Redwood Shores Owners Association	California
959	Reserve Square, Inc.	Ohio
960	Residential Insurance Agency, LLC	Delaware
961	Residential Insurance Agency, LLC	Ohio
962	Riverpark Redmond Condominium Association	Washington
963	Rosehill Pointe General Partnership	Illinois
964	San Norterra Apartments LLC	Delaware
965	Sarasota Beneva Place Associates, Ltd.	Florida
966	Schooner Bay I Associates, L.P.	California
967	Schooner Bay I G.P. Corp.	Delaware
968	Schooner Bay II Associates, L.P.	California
969	Schooner Bay II G.P. Corp.	Delaware
970	Seagull Drive Joint Venture	Florida
971	Second Country Club Associates Limited Partnership	Maryland
972	Second Georgian Woods Limited Partnership	Maryland
973	Sheffield Apartments, L.L.C.	Virginia
974	Smith Property Holdings 4411 Connecticut LLC	Delaware
975	Smith Property Holdings Alban Towers LLC	Delaware

	Entity	Formation State
976	Smith Property Holdings Columbia Road LP	Delaware
977	Smith Property Holdings Cronin's Landing LP	Delaware
978	Smith Property Holdings Crystal Towers LP	Delaware
979	Smith Property Holdings Parc Vista LLC	Delaware
980	Smith Property Holdings Seven LP	Delaware
981	Smith Property Holdings Six (D.C.) LP	Delaware
982	Smith Property Holdings Three (D.C.) LP	Delaware
983	Smith Property Holdings Three LP	Delaware
984	Smith Property Holdings Two (D.C.) LP	Delaware
985	Smith Property Holdings Van Ness LP	Delaware
986	Smith Property Holdings Water Park Towers LLC	Delaware
987	Smith Property Holdings Wilson LLC	Delaware
988	Smith Realty Company	Delaware
989	Songbird General Partnership	Illinois
990	South Shore Associates, L.P.	California
991	South Shore G.P. Corp.	Delaware
992	Springbrook Land, L.L.C.	Delaware
993	Summit Center, LLC	Florida
994	Sunny Oak Village General Partnership	Illinois
995	Sunrise Village Development, LLC	Delaware
996	Sunrise Village Joint Venture, LLC	Delaware
997	Tanglewood Apartments, L.L.C.	Virginia
998	The Cleo Homeowners' Association	California
999	The Crossings Associates	Florida
1000	The Gates of Redmond, L.L.C.	Washington
1001	The Landings Holding Company, L.L.C.	New Jersey
1002	The Landings Urban Renewal Company, L.L.C.	New Jersey
1003	The Veridian at Silver Spring Metro Owners Association, Inc.	Maryland
1004	Third Greentree Associates Limited Partnership	Maryland
1005	Tierra Antigua Associates, L.P.	California
1006	Tierra Antigua G.P. Corp.	Delaware
1007	Towers at Portside Urban Renewal Company, L.L.C.	New Jersey
1008	Vinings Club at Metrowest Limited Partnership	Texas
1009	Vista Montana Park Apartments Holdings, LLC	Delaware
1010	Vista Montana Park Homes LLC	Delaware
1011	Wadlington Investments General Partnership	Illinois
1012	Wadlington, Inc.	Illinois
1013	Waterfield Square I Associates, L.P.	California
1014	Waterfield Square I G.P. Corp.	Delaware
1015	Waterfield Square II Associates, L.P.	California
1016	Waterfield Square II G.P. Corp.	Delaware
1017	Watermarke Associates	Delaware
1018	Waterton Tenside Holdings LLC	Delaware
1019	Wellsford San Tropez Corporation	Arizona
1020	Wellsford Warwick Corp.	Colorado
1021	Westchester at Town Center (Borrower) GP LLC	Delaware
1022	Westchester at Town Center (Borrower) LP	Delaware
1023	Westchester at Town Center GP LLC	Delaware
1024	Westchester at Town Center LP	Delaware

	Entity	Formation State
1025	Western Hill Condominium Association	Washington
1026	Westgate Pasadena Apartments GP, LLC	Delaware
1027	Westgate Pasadena Apartments, L.P.	Delaware
1028	Westgate Pasadena, LLC	Delaware
1029	WHRP, Inc.	Maryland
1030	Willow Brook Associates, L.P.	California
1031	Willow Brook G.P. Corp.	Delaware
1032	Willow Creek Community Rentals, L.P.	California
1033	Willow Creek G.P. Corp.	Delaware
1034	Wisconsin Place Residential LLC	Delaware
1035	Wisconsin Place Retail LLC	Delaware
1036	WNY Parkland Holdings, LLC	Delaware
1037	Woodbine Properties	Missouri
1038	Woolbright Place Master Association, Inc.	Florida
1039	WP Project Developer LLC	Delaware